Exhibit 10.1

JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, New York 10179	CREDIT SUISSE AG CREDIT SUISSE LOAN FUNDING LLC Eleven Madison Avenue New York, New York 10010	MACQUARIE CAPITAL (USA) INC. MACQUARIE CAPITAL FUNDING LLC 125 West 55th Street New York, New York 10019

BofA SECURITIES, INC. BANK OF AMERICA, N.A. One Bryant Park New York, New York 10036	DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG NEW YORK BRANCH DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH 60 Wall Street New York, New York 10005	GOLDMAN SACHS BANK USA 200 West Street New York, New York 10282

SUNTRUST ROBINSON HUMPHREY, INC. TRUIST BANK 303 Peachtree Street Atlanta, Georgia 30308	U.S. BANK NATIONAL ASSOCIATION 214 North Tryon Street Charlotte, North Carolina 28202	KEYBANC CAPITAL MARKETS INC. KEYBANK NATIONAL ASSOCIATION 127 Public Square Cleveland, Ohio 44114

FIFTH THIRD BANK 38 Fountain Square Plaza Cincinnati, Ohio 45263		CITIZENS BANK, NATIONAL ASSOCIATION 28 State Street Boston, Massachusetts 02109

CONFIDENTIAL

June 15, 2020

Eldorado Resorts, Inc.

100 West Liberty Street, Suite 1150

Reno, Nevada 89501

Attention: Chief Financial Officer

$1,000.0 Million Senior Secured Revolving Credit Facility

$3,000.0 Million Senior Secured Term Loan B Facility

$2,400.0 Million Senior Secured Incremental Term Loan B Facility

$1,800.0 Million Senior Unsecured Bridge Loan Facility

Second Amendment to Amended and Restated Commitment Letter

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Commitment Letter, dated July 19, 2019 (as amended by that certain First Amendment to Amended and Restated Commitment Letter and Amended and Restated Fee Letter, dated July 29, 2019 (the “First Amendment”), the “Commitment Letter”), by and among Eldorado Resorts, Inc., a Nevada corporation (the “Borrower” or “you”), JPMorgan Chase Bank, N.A. (together with any of its designated affiliates, “JPMorgan”), Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, “CS”), Credit Suisse Loan Funding LLC (“CSLF” and, together with CS and their respective affiliates, “Credit Suisse”), Macquarie Capital Funding LLC

(“Macquarie Lender”), Macquarie Capital (USA) Inc. (“Macquarie Capital” and, together with Macquarie Lender, “Macquarie” and, together with JPMorgan and Credit Suisse, collectively, the “Initial Commitment Parties”), Bank of America, N.A. (“BANA”), BofA Securities, Inc. (“BofA Securities” and, together with BANA, “Bank of America”), Deutsche Bank Securities Inc. (“DBSI”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank AG Cayman Islands Branch (“DBCI” and, together with DBSI and DBNY, “Deutsche Bank”), Goldman Sachs Bank USA (“GS”), Truist Bank (as successor by merger to SunTrust Bank, “Truist Bank”), SunTrust Robinson Humphrey, Inc. (“STRH” and, together with Truist Bank, “SunTrust”), U.S. Bank National Association (“US Bank”), KeyBank National Association (“KeyBank”), KeyBanc Capital Markets Inc. (“KBCM” and, together with KeyBank, “Key”), Fifth Third Bank (“Fifth Third Bank”) and Citizens Bank, National Association (“Citizens” and, together with JPMorgan, Credit Suisse, Macquarie, Bank of America, Deutsche Bank, GS, SunTrust, US Bank, Key and Fifth Third Bank, collectively, the “Commitment Parties”). Capitalized terms used in this Second Amendment to Amended and Restated Commitment Letter (this “Amendment”) without definition shall have the meanings given to them in the Commitment Letter.

Each of the Commitment Parties and the Borrower agree to amend the Commitment Letter as set forth herein effective as of the date first set forth above (such date, the “Effective Date”).

1. Amendments to Commitment Letter.

(a) Section 1(b) of the Commitment Letter is hereby amended by amending and restating the penultimate sentence thereof as follows:

Notwithstanding each Lead Arranger’s right to syndicate the Credit Facilities and receive commitments with respect thereto, unless you agree in writing, (i) no Initial Lender shall be relieved, released or novated from its obligations hereunder (including its obligation to fund its commitment under the Credit Facilities on the date of the consummation of the Acquisition with the proceeds of the initial funding under the Credit Facilities (such date, the “Funding Date”)) in connection with any syndication, assignment, participation or allocation until the Funding Date has occurred, (ii) no assignment or novation or syndication by any Initial Lender shall become effective as between you and the Initial Lenders with respect to all or any portion of any Initial Lender’s commitments in respect of the Credit Facilities until the Funding Date has occurred, (iii) each of the Initial Lenders shall retain exclusive control over all rights and obligations with respect to its commitments, including all rights with respect to consents, modifications, waivers and amendments, until the Funding Date has occurred and (iv) prior to the occurrence of the Syndication Date, no Initial Lender may (either prior to or after the Funding Date) participate or syndicate any of its commitments with respect to the Credit Facilities hereunder or any Take-Out Financing, except pursuant to a sell-down process coordinated by the Lead Arrangers and managed by the applicable “left” Lead Arranger.

(b) Exhibit B to the Commitment Letter is hereby amended by replacing the reference to “$500.0 million” in the proviso to the first sentence of clause (C) under the heading “Availability” with “$600.0” million.

(c) Exhibit B to the Commitment Letter is hereby amended by replacing the second and third paragraphs under the heading “Financial Covenant” with the following:

Revolving Facility: The only financial covenant shall be a financial covenant (the “Financial Covenant”) for the benefit of the Revolving Facility only that will prohibit the Borrower from permitting the Net First Lien Leverage Ratio on the last day of any fiscal quarter (beginning with the fiscal quarter ended on the last day of the first full fiscal quarter

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after the Funding Date, but excluding any fiscal quarter the last day of which occurs either (i) during a Covenant Suspension Period or (ii) for so long as each and every Covenant Relief Period Condition (as defined below) shall be satisfied for the duration of the Covenant Relief Period, (1) if the Covenant Relief Period terminates in accordance with clause (a) of the definition thereof, before the date of such termination of the Covenant Relief Period or (2) if the Covenant Relief Period terminates in accordance with clause (b) of the definition thereof, before September 30, 2021), solely to the extent that on such date the aggregate amount of funded loans and letters of credit (excluding letters of credit under the Revolving Facility up to $170.0 million and cash collateralized letters of credit) under the Revolving Facility on such date exceeds an amount equal to 25% of the then outstanding commitments under the Revolving Facility (the “Testing Threshold”), to exceed 6.35 to 1.00.

For purposes hereof:

(i)

“Covenant Relief Period” shall mean the period commencing on the Funding Date and ending on the earlier of (a) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from the Borrower and (b) the date on which the Administrative Agent receives from the Borrower the compliance certificate and the financial statements to be delivered pursuant to the Credit Agreement[1] in respect of the fiscal quarter ending September 30, 2021 (such earlier date, the “Covenant Relief Period Termination Date”).

(ii)	“Covenant Relief Period Conditions” shall mean the conditions set forth on Schedule 1 hereto.

(iii)	“Covenant Relief Period Termination Date” shall have the meaning assigned to such term in the definition of “Covenant Relief Period.”

(iv)

“Covenant Relief Period Termination Notice” shall mean a certificate of a responsible officer of the Borrower that is delivered to the Administrative Agent stating that the Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date on which the Administrative Agent receives such Covenant Relief Period Termination Notice.

Notwithstanding anything to the contrary contained herein, to the extent every Covenant Relief Period Condition was satisfied for the duration of the Covenant Relief Period:

(i)

If the Covenant Relief Period terminates pursuant to clause (a) of the definition thereof, then, if elected by the Borrower, (i) EBITDA for the period of four fiscal quarters ending on the last day of the first fiscal quarter ending after such termination of the Covenant Relief Period (the “Initial Test Period”) shall be deemed to be EBITDA for the last fiscal quarter of the Initial Test Period multiplied by 4, (ii) EBITDA for the period of four fiscal quarters ending on the last day of the first fiscal quarter ending after the Initial Test Period (the “Second Test Period”) shall be deemed to be EBITDA for the last two fiscal quarters of the Second Test Period multiplied by 2 and (iii) EBITDA for the period of four fiscal quarters ending on the last day of the first fiscal quarter ending after the Second Test Period

(the “Third Test Period”) shall be deemed to be EBITDA for the last three fiscal quarters of the Third Test Period multiplied by 4/3.

[1]	References to the “Credit Agreement” in this Section 1(c) and on Schedule 1 refer to the draft Credit Agreement for the Borrower distributed to the Commitment Parties on June 5, 2020.

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(ii)

If the Covenant Relief Period terminates in accordance with clause (b) of the definition thereof, then, if elected by the Borrower, (i) EBITDA for the period of four fiscal quarters ending September 30, 2021 shall be deemed to be EBITDA for the fiscal quarter ending September 30, 2021 multiplied by 4, (ii) EBITDA for the period of four fiscal quarters ending December 31, 2021 shall be deemed to be EBITDA for the fiscal quarters ending September 30, 2021 and December 31, 2021 multiplied by 2 and (iii) EBITDA for the period of four fiscal quarters ending March 31, 2022 shall be deemed to be EBITDA for the fiscal quarters ending September 30, 2021, December 31, 2021 and March 31, 2022 multiplied by 4/3.

The Covenant Relief Period Conditions are for the benefit of Lenders under the Revolving Facility only and may be amended or waived with the consent of the Borrower and the Lenders holding more than 50% of the aggregate amount of the commitments under the Revolving Facility.

2. Miscellaneous. This Amendment is subject to the confidentiality, governing law and miscellaneous provisions of the Commitment Letter, in each case, which are incorporated herein by reference mutatis mutandis. This Amendment may be executed in separate counterparts, and delivery of an executed signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof. This Amendment constitutes the entire agreement among the parties pertaining to the modification of the Commitment Letter as herein provided and supersedes any and all prior or contemporaneous agreements relating to the amendment of the Commitment Letter. Each of the parties hereto agrees that this Amendment is a binding and enforceable agreement (subject to the effects of bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity) with respect to the subject matter contained herein. Except as expressly amended hereby, the Commitment Letter remains unmodified and in full force and effect. Each reference in the Commitment Letter to “this Commitment Letter,” “hereunder,” “hereof” (and each reference in the Fee Letter and any other letter agreement concerning the financing of the Transactions to the “Commitment Letter,” “thereunder” or “thereof”) or words of like import shall mean and be a reference to the Commitment Letter as amended by this Amendment.

[Signature Pages Follow]

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Smolowitz
Name:	Brian Smolowitz
Title:	Vice President

[Signature Page to Second Amendment to A&R Commitment Letter]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Joseph Palombini
Name:	Joseph Palombini
Title:	Managing Director

[Signature Page to Second Amendment to A&R Commitment Letter]

MACQUARIE CAPITAL (USA) INC.

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Managing Director

By:	/s/ Jeff Abt
Name:	Jeff Abt
Title:	Managing Director

MACQUARIE CAPITAL FUNDING LLC

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory

By:	/s/ Jeff Abt
Name:	Jeff Abt
Title:	Authorized Signatory

[Signature Page to Second Amendment to A&R Commitment Letter]

BANK OF AMERICA, N.A.

By:	/s/ Anand Melvani
Name:	Anand Melvani
Title:	Managing Director

BofA SECURITIES, INC.

By:	/s/ Anand Melvani
Name:	Anand Melvani
Title:	Managing Director

[Signature Page to Second Amendment to A&R Commitment Letter]

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/Michael Strobel
Name:	Michael Strobel
Title:	Vice President

[Signature Page to Second Amendment to A&R Commitment Letter]

GOLDMAN SACHS BANK USA

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

[Signature Page to Second Amendment to A&R Commitment Letter]

TRUIST BANK (Successor to SunTrust Bank)

By:	/s/ J. Haynes Gentry, III
Name:	J. Haynes Gentry, III
Title:	Director

SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Michael Chung
Name:	Michael Chung
Title:	Managing Director

[Signature Page to Second Amendment to A&R Commitment Letter]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Chad T. Orrock
Name:	Chad T. Orrock
Title:	Senior Vice President

[Signature Page to Second Amendment to A&R Commitment Letter]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Kevin Brickman
Name:	Kevin Brickman
Title:	Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Dave Blue
Name:	Dave Blue
Title:	Director

[Signature Page to Second Amendment to A&R Commitment Letter]

FIFTH THIRD BANK

By:	/s/ Gregory D. Amoroso
Name:	Gregory D. Amoroso
Title:	Managing Director

[Signature Page to Second Amendment to A&R Commitment Letter]

CITIZENS BANK, NATIONAL ASSOCIATION

By:	/s/ Christopher Lynch
Name:	Christopher Lynch
Title:	Director

[Signature Page to Second Amendment to A&R Commitment Letter]

ELDORADO RESORTS, INC.

By:	/s/ Bret Yunker
Name:	Bret Yunker
Title:	Chief Financial Officer

[Signature Page to Second Amendment to A&R Commitment Letter]

Schedule 1

During the Covenant Relief Period:

(a) The Borrower shall not permit the sum of (i) the sum of (x) unrestricted cash and cash equivalents of the Borrower and its restricted subsidiaries (for the avoidance of doubt, including CRC and its restricted subsidiaries) free and clear of all liens other than liens permitted by the Financing Documentation, plus (y) cash and cash equivalents of the Borrower and its restricted subsidiaries that are restricted in favor of the obligations under the Financing Documentation, the Existing CRC Credit Agreement, the Incremental Term Loan B Facility (or any secured notes issued in lieu thereof) or the Existing CRC Indenture (which may include cash and cash equivalents securing other indebtedness secured by a lien on the collateral securing any of the foregoing), plus (ii) the sum of (x) the unutilized commitments under the Revolving Facility and (y) the unutilized commitments under the Revolving Facility (as defined in the Existing CRC Credit Agreement) (clauses (i) and (ii), collectively, the “Borrower’s Liquidity), at any time during the Covenant Relief Period to be less than $850,000,000.

(b) The Borrower shall furnish to the Administrative Agent (which will promptly furnish such certificate to the Lenders under the Revolving Facility), commencing with the calendar month ending after the Funding Date and ending with (i) the calendar month ending September 30, 2021 or (ii) if the Covenant Relief Period terminates in accordance with clause (a) of the definition thereof prior to September 30, 2021, the last calendar month ending before the Covenant Relief Period Termination Date, a certificate of a responsible officer of the Borrower (a “Minimum Liquidity Certificate”) setting forth in reasonable detail the computations necessary (as determined in good faith by the Borrower) to determine whether the Borrower is in compliance with clause (a) of this Schedule 1 as of the end of each such calendar month within ten (10) Business Days after the last day of each such calendar month.

(c) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(h) of the Credit Agreement.

(d) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(i) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of $100,000,000.

(e) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(k) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of (x) $100 million plus (y) $500 million; provided that any indebtedness incurred pursuant to this clause (y) shall be unsecured;

(f) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(l) of the Credit Agreement.

(g) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(r) of the Credit Agreement.

(h) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur Indebtedness under Section 6.01(s) of the Credit Agreement.

(i) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur Indebtedness under Section 6.01(v) of the Credit Agreement.

[Signature Page to Second Amendment to A&R Commitment Letter]

(j) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur Indebtedness under Section 6.01(x) of the Credit Agreement.

(k) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(y) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of $400,000,000.

(l) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(z) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of $400,000,000.

(m) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, incur indebtedness under Section 6.01(ee) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of the sum of (i) $250,000,000 plus (ii) the aggregate amount of proceeds of the issuance of equity interests (including upon conversion or exchange or a debt instrument into or for any equity interests (other than disqualified stock)) received by the Borrower from equity issuances after June 1, 2020.

(n) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any investments pursuant to Section 6.04(j) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of $250,000,000.

(o) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any investments pursuant to Section 6.04(l) of the Credit Agreement.

(p) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any investments pursuant to Section 6.04(s) of the Credit Agreement.

(q) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any investments pursuant to Section 6.04(dd) of the Credit Agreement.

(r) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any investments pursuant to Section 6.04(ff) of the Credit Agreement.

(s) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any restricted payments pursuant to Section 6.06(e) of the Credit Agreement.

(t) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any restricted payments pursuant to Section 6.06(h) of the Credit Agreement.

(u) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any restricted payments pursuant to Section 6.06(j) of the Credit Agreement.

(v) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any restricted payments pursuant to Section 6.06(l) of the Credit Agreement in an aggregate principal amount at any one time outstanding in excess of $25,000,000.

(w) The Borrower shall not, and shall not permit any of its restricted subsidiaries to, make any restricted payments pursuant to Section 6.06(m) of the Credit Agreement.

[Signature Page to Second Amendment to A&R Commitment Letter]